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Statutory Prospectus Supplement dated October 28, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class A, C and Y shares of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund.

This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.

The following information replaces in its entirety the first paragraph appearing under the heading “Shareholder Account Information – Share Class Eligibility – Class Y Shares” in the prospectus for the Fund:

“Class Y shares are available to (i) investors who purchase through an account that is charged an asset-based fee or commission by a financial intermediary, including through brokerage platforms, where a broker is acting as the investor’s agent, that may require the payment by the investor of a commission and/or other form of compensation to that broker, (ii) endowments, foundations, or Employer Sponsored Retirement and Benefit Plans (with the exception of “Solo 401(k)” Plans and 403(b) custodial accounts held directly at Invesco), (iii) banks or bank trust departments acting on their own behalf or as trustee or manager for trust accounts, or (iv) any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.”

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